UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 19, 2004

                              Horizon Telcom, Inc.
             (Exact name of registrant as specified in its charter)

      Ohio                          0-32617                       31-1449037
 (State or other                  (Commission                   (IRS Employer
  jurisdiction                    File Number)               Identification No.)
of incorporation)

 68 East Main Street, Chillicothe, Ohio                          45601-0480
(Address of principal executive offices)                         (Zip Code)


                                 (740) 772-8200
               Registrant's telephone number, including area code


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Item 5. Other Events and Regulation FD Disclosure.

      On August  19,  2004,  Horizon  Telcom,  Inc.  ("Horizon")  issued a press release announcing that its board of directors had unanimously approved stock splits that would have the effect of suspending Horizon's obligation to file periodic reports and other documents with the Securities and Exchange Commission. A copy of the press release issued by Horizon is annexed hereto as
Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

      (c)   Exhibits.

            99.1  Press Release of Horizon dated August 19, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       Horizon Telcom, Inc.

Date: August 19, 2004

                                                       By: /s/ Thomas McKell
                                                           ---------------------
                                                           Name:  Thomas McKell
                                                           Title: President

                                  EXHIBIT INDEX

Exhibit
Number      Description of Document
-------     -----------------------

99.1        Press Release of Horizon dated August 19, 2004